UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 20, 2005

                      BLOODHOUND SEARCH TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)

          Nevada                     000-29553              88-0492640
          ------                     ---------              ----------
(State or other jurisdiction     (Commission File         (IRS Employer
      of incorporation)               Number)          Identification No.)

                               2000 Thrasher Drive
                         Lake Havasu City, Arizona 86404
                         -------------------------------
                    (Address of principal executive offices)

                                  770-519-0208
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Safe Idea, Inc.
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders

Bloodhound Search Technologies, Inc. ("Bloodhound") filed with the Secretary of State of Nevada a Certificate of Change, pursuant to which Bloodhound underwent a reverse stock split, effective as of January 17, 2006. On such date, shares of common stock held by each stockholder of record were automatically consolidated at the rate of one for two (1 for 2) without any further action on the part of the stockholders. All fractional shares owned by each stockholder of record were aggregated, and to the extent after aggregating all fractional shares, for any registered stockholder entitled to a fraction of a share, such stockholder became entitled to receive one whole share in respect of such fraction of a share.

Each stock certificate issued prior to January 17, 2006, from and after such date, automatically (and without the necessity of presenting the same for exchange) represents that number of shares of common stock, as the case may be, into which the shares represented by such certificate were reclassified pursuant to the reverse stock split. Each stockholder of record of a certificate that represented shares of common stock prior to January 17, 2006, shall receive, upon surrender of such certificate, a new certificate representing the number of shares of common stock immediately after the reverse stock split.

For all the terms and conditions of the Certificate of Change, reference is hereby made to such certificate annexed hereto as Exhibit 3.1. All statements made herein concerning the foregoing document are qualified by references to said exhibit.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

The disclosure set forth above under Item 3.03 (Material Modification to Rights of Security Holders) is hereby incorporated by reference into this Item 5.03.

On December 20, 2005, Bloodhound filed with the Secretary of State of Nevada a Certificate of Amendment to Articles of Incorporation, pursuant to which Bloodhound changed its name from Safe Idea, Inc. to Bloodhound Search Technologies, Inc.

For all the terms and conditions of the Certificate of Amendment, reference is hereby made to such certificate annexed hereto as Exhibit 3.2. All statements made herein concerning the foregoing document are qualified by references to said exhibit.

Section 9-Financial Statements and Exhibits


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

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired. Not applicable
(b) Pro forma financial information. Not applicable
(c) Exhibits

Exhibit 3.1 Certificate of Change, filed with the Nevada Secretary of State on January 10, 2006, effective as of January 17, 2006*
Exhibit 3.2 Certificate of Amendment to Articles of Incorporation, filed with the Nevada Secretary of State on December 20, 2005*
Exhibit 3.3 Certificate of Amendment to Articles of Incorporation, filed with the Nevada Secretary of State on November 2, 2000**
Exhibit 3.4 Certificate of Amendment to Articles of Incorporation, dated November 30, 1998***
Exhibit 3.5     Articles of Incorporation***

* Filed herewith
** Previously filed with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K, filed on November 14, 2000, and incorporated herein by reference.
*** Previously filed with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form 10SB12G, filed on February 16, 2000, and incorporated herein by reference.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLOODHOUND SEARCH TECHNOLOGIES, INC.
                                            (Registrant)


                                            By: /s/ David Campbell
                                                ---------------------------
                                            Name:  David Campbell
                                            Title: Chief Executive Officer


Date: January 17, 2006


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